                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1998

                             MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                         01-19826                      52-1604305
---------------             ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

              160 SOUTH INDUSTRIAL BLVD., CALHOUN, GEORGIA  30701
    -----------------------------------------------------------------------
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                                (706) 629-7721
        --------------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS
          ------------

          On December 23, 1998, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing an agreement to acquire Durkan Patterned Carpet, Inc. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          -------------------------------------------------------------------

     C.   Exhibits

          99.1 Press Release dated December 23, 1998

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Mohawk Industries, Inc.

Date: December 28, 1998                  By: /s/  Frank H. Boykin
                                             -------------------------
                                             Frank H. Boykin
                                             Corporate Controller

                               INDEX TO EXHIBITS
                               -----------------

     EXHIBIT
     -------

     99.1      Press Release dated December 23, 1998